UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 13, 2007

HORIZON LINES, INC.
(Exact name of registrant as specified in its Charter)

Delaware	001-32627	74-3123672

(State or Other Jurisdiction of Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
4064 Colony Road, Suite 200
Charlotte, North Carolina 28211
(Address of Principal Executive Offices, including Zip Code)
(704) 973-7000
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
Exhibit 99.1
Exhibit 99.2
Exhibit 99.3
Exhibit 99.4

Item 7.01 Regulation FD Disclosure
On August 13, 2007, Horizon Lines, Inc. (the “Company”) (i) held a conference call to discuss the Company’s capital structure refinancing and organizational realignment and (ii) issued a press release and made available its Capital Structure Refinancing Presentation (the “Presentation”). A copy of the transcript of the conference call is attached as Exhibit 99.1 hereto, a copy of the press release is attached as Exhibit 99.2 hereto and a copy of the Presentation is attached as Exhibit 99.3 hereto, and each is incorporated herein by reference. The press release and the Presentation are available on the Company’s website, www.horizonlines.com until August 27, 2007.
Item 8.01 Other Events
On August 14, 2007, the Company issued a press release announcing (i) the expiration of the Company’s previously announced tender offer to purchase all of the outstanding 9.0% Senior Notes due 2012 of Horizon Lines, LLC and Horizon Lines Holding Corp. (the “Senior Notes”) and 11.0% Senior Discount Notes due 2013 of H-Lines Finance Holding Corp. (the “Senior Discount Notes” and together with the Senior Notes, the “Notes”) and (ii) that the Company has accepted for purchase all of the outstanding Notes. A copy of this press release is attached hereto as Exhibit 99.4 and is incorporated herein by reference.
SAFE HARBOR STATEMENT
The information contained in this Current Report on Form 8-K (including the exhibits hereto) should be read in conjunction with our filings made with the Securities and Exchange Commission. This Current Report on Form 8-K (including the exhibits hereto) contains “forward-looking statements” within the meaning of the federal securities laws. These forward-looking statements are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are those that do not relate solely to historical fact. They include, but are not limited to, any statement that may predict, forecast, indicate or imply future results, performance, achievements or events. Words such as, but not limited to, “believe,” “expect,” “anticipate,” “estimate,” “intend,” “plan,” “targets,” “projects,” “likely,” “will,” “would,” “could” and similar expressions or phrases identify forward-looking statements.
All forward-looking statements involve risk and uncertainties. The occurrence of the events described, and the achievement of the expected results, depend on many events, some or all of which are not predictable or within our control. Actual results may differ materially from expected results.
Factors that may cause actual results to differ from expected results include: our substantial debt; restrictive covenants under our debt agreements; decreases in shipping volumes; raising fuel prices; labor interruptions or strikes; job related claims, liability under multi-employer pension plans; compliance with safety and environmental protection and other governmental requirements; new statutory and regulatory directives in the United States addressing homeland security concerns; the successful start-up of any Jones-Act competitor; increased inspection procedures and tight import and export controls; restrictions on foreign ownership of our vessels; repeal or substantial amendment of the Jones Act; escalation of insurance costs, catastrophic losses and other liabilities; the arrest of our vessels by maritime claimants; severe weather and natural disasters; our inability to exercise our purchase options for our chartered vessels; the aging of our Jones Act vessels; unexpected substantial drydocking costs for our vessels; the loss of our key management personnel; actions by our stockholders; changes in tax laws or in their interpretation or application, adverse tax audits and other tax matters; and legal or other proceedings to which we are or may become subject.
In light of these risks and uncertainties, expected results or other anticipated events or circumstances discussed in this Current Report on Form 8-K (including the exhibits hereto) might not occur. We undertake no obligation, and specifically decline any obligation, to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. See the section entitled “Risk Factors” in our Form 10-K for the fiscal year ended December 24, 2006 as filed with the SEC for a more complete discussion of these risks and uncertainties and for other risks and uncertainties. Those factors and the other risk factors described therein are not necessarily all of the important factors that could cause actual results or developments to differ materially from those expressed in any of our forward-looking statements. Other unknown or unpredictable factors also could harm our results. Consequently, there can be no assurance that actual results or developments anticipated by us will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, us. Given these uncertainties, prospective investors are cautioned not to place undue reliance on such forward-looking statements.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits

99.1*	Transcript of conference call held on August 13, 2007

99.2*	Press release, dated August 13, 2007.

99.3*	Horizon Lines Capital Structure Refinancing Presentation

99.4*	Press release, dated August 15, 2007.

*	Filed herewith

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HORIZON LINES, INC. (Registrant)
Date: August 15, 2007	By:	/s/ M. Mark Urbania
M. Mark Urbania
Senior Vice President, Chief Financial Officer and Assistant Secretary